UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                      Securities and Exchange Act of 1934
                              (Amendment No.     )


Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Sec. 240.14a-12

                               SBT Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title  of  each  class  of  securities
          to  which transaction applies:
                                                   -----------------------------

     (2)  Aggregate  number  of  securities  to
          which  transaction  applies:
                                                   -----------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value
          of  transaction:
                                                   -----------------------------

     (5)  Total  fee  paid:
                           -----------------------------------------------------

[  ] Fee paid  previously  with  preliminary  materials.

[  ] Check  box  if  any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
                               -------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:
                                                     ---------------------------
(3)     Filing Party:
                     -----------------------------------------------------------
(4)     Date Filed:
                   -------------------------------------------------------------

                                  SBT Bancorp

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 2010


To  the  Shareholders  of  SBT  Bancorp,  Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of SBT Bancorp, Inc. will be held at the main office of the Company's subsidiary, The
Simsbury Bank & Trust Company, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 11, 2010 at 5:00 p.m., local time. At the meeting, the shareholders will consider and vote upon the following matters:

     1. The election of four Class II directors for a term expiring at the 2013 Annual Meeting;

     2. The ratification of the appointment of Shatswell, MacLeod & Co., P.C., certified public accountants, as independent auditors for SBT Bancorp, Inc. for the fiscal year ending December 31, 2010;

     3. The non-binding approval of the compensation of SBT Bancorp, Inc.'s named executive officers as determined by the Personnel Committee; and

     4. The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 12, 2010 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS OF RECORD WHO ATTEND THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /S/

Simsbury,  Connecticut        Gary  R.  Kevorkian,
April  12,  2010              Secretary


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

                               SBT BANCORP, INC.
                              760 Hopmeadow Street
                                  P.O. Box 248
                            Simsbury, CT 06070-0248
                                 (860) 408-5493

          ------------------------------------------------------------
                                PROXY STATEMENT
                                       OF
                               SBT BANCORP, INC.

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 2010
          ------------------------------------------------------------

     This Proxy Statement is furnished to shareholders of common stock of SBT Bancorp, Inc. (the "Company" or "we") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Company to be held at the main office of the Company's subsidiary, The Simsbury Bank & Trust Company (the "Bank"), 981 Hopmeadow Street, Simsbury, Connecticut, at 5:00 p.m. on May 11, 2010, and any and all adjournments or postponements thereof (the "2010 Annual Meeting").

     This Proxy Statement, the Notice of the 2010 Annual Meeting, the enclosed form of proxy and the Annual Report to Shareholders for the year ending December 31, 2009 for SBT Bancorp, Inc. (the "Annual Report") are first being mailed to shareholders of our common stock on or about April 12, 2010. We will, upon written request and without charge, furnish you with additional copies of the Annual Report. Please address all such requests to us by mail to SBT Bancorp, Inc., Attention: Gary R. Kevorkian, at the above address. The principal executive offices of the Company are located at 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 (telephone number (860) 408-5493).


                   INFORMATION ABOUT SOLICITATION AND VOTING

     A shareholder of record of the common stock who executes the enclosed form of proxy may revoke it at any time before it is voted by written notice of such revocation or a duly executed proxy bearing a later date delivered to the Secretary of the Company at the address set forth above or by attending the 2010 Annual Meeting and revoking the proxy at such time. Attendance at the 2010
Annual Meeting will not itself revoke a proxy. Shares represented by properly executed proxies will be voted at the 2010 Annual Meeting in accordance with the specifications thereon. Shareholders of record of the common stock who are present at the 2010 Annual Meeting may vote by ballot.

     The expense of soliciting proxies in favor of the Company's proposals will be borne by the Company. In addition to solicitation of proxies by mail, proxies may also be solicited by telephone or personal contact by employees and/or directors of the Company who will not receive additional compensation therefor.

     Only shareholders of record of the Company's common stock at the close of business on March 12, 2010 (the "Record Date") are entitled to notice and to vote at the 2010 Annual Meeting. On the Record Date, there were 864,976 outstanding shares of the Company's common stock, no par value (the "Company common stock"). Each share of common stock is entitled to one vote. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the Record Date, or 432,489 shares, is necessary to constitute a quorum at the 2010 Annual Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. When a record holder (e.g., a bank or brokerage firm) holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the beneficial owner has not provided voting instructions, this is referred to as a "broker non-vote."

     If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you.

     If your shares are held in "street name," you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Annual Meeting. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

     With respect to the proposals at the 2010 Annual Meeting concerning the approval of the appointment of the Company's independent auditors, your broker is entitled to use its discretion in voting your shares, even if you do not give your broker instructions as to how to vote.

     Directors will be elected by a plurality of the votes cast at the 2010 Annual Meeting. Thus, an abstention or a broker "non-vote" will have no effect on the outcome of the vote on election of directors at the meeting. The ratification of the appointment of Shatswell, MacLeod & Co., P.C. will be approved if a majority of the votes cast are FOR the proposal. Abstentions and broker "non-votes" will have no impact on the ratification of Shatswell, MacLeod & Co., P.C. The non-binding proposal regarding the compensation of our named executive officers will be approved if a majority of the votes cast are FOR the proposal. Abstentions and broker "non-votes" will have no impact on the approval of this advisory proposal.

     The votes will be counted, tabulated and certified by Robert J. Bogino and David W. Sessions. Each proxy received will be voted as directed. However, if no direction is indicated, the proxy will be voted: in Item 1 FOR the election to the Board of Directors of the four Class II director nominees; in item 2 FOR the ratification of Shatswell, MacLeod & Co., P.C. as independent auditors; in
Item 3 FOR the non-binding approval of the compensation of the Company's named executive officers as determined by the Personnel Committee; and on such other matters as may properly come before the 2010 Annual Meeting in such manner as the persons so named in the proxy shall decide.

     We will report the voting results in a current report on Form 8-K, which we expect to file with the Securities and Exchange Commission, within four business days of the date of the Annual Meeting (i.e., on or before May 17, 2010).

     If you have any questions about the 2010 Annual Meeting or your ownership of our common stock, please contact Gary R. Kevorkian, our corporate secretary, by mail at SBT Bancorp, Inc., Attention: Gary R. Kevorkian, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248, or by email to Mr. Kevorkian's attention at sbtinfo@simsburybank.com.

  IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 11, 2010

     Under rules recently adopted by the Securities and Exchange Commission, we are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to our shareholders. The following proxy materials are available at http://www.simsburybank.com/aboutus-shareholders.php:

     -    Notice  of Annual Meeting of Shareholders to be held May 11, 2010; and

     - Proxy Statement for the Annual Meeting of Shareholders to be held May 11, 2010; and

     -    Annual  Report  for  2009.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of February 12, 2010 by (i) each director and nominee for director of the Company, (ii) named executive officers, (iii) all directors and executive officers as a group and
(iv) shareholders of record who beneficially own five percent or more of the Company's common stock. Except as indicated by footnote, the persons named in the table have sole voting and investment powers with respect to all shares shown as beneficially owned by them. All persons listed are directors of both the Company and the Bank unless noted otherwise. All directors and executive officers can receive mail in care of SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, CT 06070. The addresses of the shareholders of record who beneficially own five percent or more of the Company's common stock are listed below their respective names in the following table.

                                                   Amount and
                                                      Nature
                                                 Of Beneficial         Percent
          Name of Beneficial Owner                  Ownership          Of Class
--------------------------------------------------------------------------------

Directors and Executive Officers
Robert J. Bogino, Vice Chairman                       27,572 (1)         3.2%
James T. Fleming, Director                               492               *
Martin J. Geitz, President, Chief
 Executive Officer and Director                       32,064 (2)         3.6%
Edward J. Guarco, Director                            16,783 (3)         1.9%
Gary R. Kevorkian, Director                           16,919 (4)         2.0%
Jerry W. Long, Director of the Bank                                        *
 and a Director Nominee of the
 Company                                                       0
George B. Odlum, Jr., DMD, Director                   13,581 (5)         1.6%
Rodney R. Reynolds, Director                           4,822 (6)           *
David W. Sessions, Director                           15,736 (7)         1.8%
Penny R. Woodford, Director                            2,262 (8)           *
Lincoln S. Young, Chairman                            18,612 (9)         2.2%
Anthony F. Bisceglio, Executive Vice                                       *
 President, Chief Financial Officer
 and Treasurer                                         3,200
Paul R. Little, Senior Vice President
and Chief Lending Officer                             10,500(10)         1.2%

All directors and executive officers
as a group (15 persons)                              162,543(11)        18.1%


Principal Shareholder

Friedlander & Co., Inc.
Theodore Friedlander III
 322 East Michigan Street, Suite 250
 Milwaukee, WI 53202

Banc Fund VI LP                                      57,500 (12)         6.7%
Banc Fund VII LP
Banc Fund VIII LP
 20 North Wacker Drive
 Suite 3300
 Chicago, IL 60606                                   53,156 (13)        6.15%

____________________________
*  Less  than  1%

(1) Includes 6,600 shares owned jointly with Mr. Bogino's spouse, 822 shares held in a trust of which Mr. Bogino serves as trustee, 2,084 shares in trusts for two of his children for which Mr. Bogino serves as the trustee and 11,500 shares owned by his spouse. Mr. Bogino disclaims beneficial ownership of the shares beneficially owned by his spouse.

(2) Includes 21,000 shares which may be acquired within 60 days through the exercise of stock options.

(3) Includes 1,200 shares owned jointly with Mr. Guarco's spouse, 600 shares held by both Mr. and Mrs. Guarco as custodians for their daughter, 4,000 shares in a trust of which Mr. Guarco is a beneficiary of 6.6% of the assets of the trust, 6,083 shares held by Mr. Guarco and two family members as joint tenants with right of survivorship, and 4,900 shares held by a limited liability company in which Mr. Guarco and two family members each own one-third of the membership interest.

(4) Includes 9,581 shares held in trusts for which Mr. Kevorkian is trustee, including 970 shares in a trust for Mr. Kevorkian's spouse.

(5) Includes 3,550 shares owned by Dr. Odlum's spouse. Dr. Odlum disclaims beneficial ownership of the shares beneficially owned by his spouse.

(6) Includes 2,500 shares owned by the Reynolds Family, LLC, of which Mr. Reynolds and his spouse own approximately 37% of the membership interest with the balance of the membership interest owned by their children. Mr. Reynolds and his spouse are co-managers of the Reynolds Family, LLC.

(7) Includes 1,564 shares owned jointly with Mr. Sessions's spouse, 1,357 shares owned by a private corporation owned by Mr. Sessions and his siblings and 2,252 shares owned by his children. Mr. Sessions disclaims beneficial ownership of the shares beneficially owned by his children.

(8)  Includes  1,660  shares  owned  jointly  with  Ms.  Woodford's  spouse.

(9) Includes 3,506 shares held in a trust for which Mr. Young is a trustee and a beneficiary.

(10) Includes 10,500 shares which may be acquired within 60 days through the exercise of stock options.

(11) Includes 31,500 in shares which directors and executive officers may acquire beneficial ownership within 60 days through the exercise of stock options.

(12) Consists of 54,800 shares owned by Friedlander & Co., Inc. ("Friedlander & Co.") and 2,700 shares owned by Theodore Friedlander III and is based on information set forth in a Schedule 13G/A filed jointly on February 16, 2010 by Friedlander & Co. and Theodore Friedlander III. Mr. Friedlander is a controlling person of Friedlander & Co. and as such may be deemed to beneficially own the shares of common stock of the Company beneficially owned by Friedlander & Co. Mr. Friedlander beneficially owns less than 1% of the shares held by Friedlander & Co. and disclaims beneficial ownership of all other shares held by Friedlander & Co.

(13) Consists of 7,263 shares owned by Banc Fund VI L.P. ("BF VI"), 38,893 shares owned by Banc Fund VII L.P. ("BF VII") and 7,000 shares owned by Banc Fund VIII L.P. ("BF VIII") and is based on information set forth in a
     Schedule  13G  filed  jointly  on February 16, 2010 by BF VI, BF VII and BF
     VIII. The general partner of BF VI is MidBanc VI L.P. ("MidBanc VI"), whose principal business is to be a general partner of BF VI. The general partner of BF VII is MidBanc VII L.P. ("MidBanc VII"), whose principal business is to be a general partner of BF VII. The general partner of BF VIII is MidBanc VIII L.P. ("MidBanc VIII"), whose principal business is to be a general partner of BF VIII. The general partner of MidBanc VI, MidBanc VII, and MidBanc VIII is The Banc Funds Company, L.L.C. ("TBFC"), whose principal business is to be a general partner of MidBanc VI, MidBanc VII, and MidBanc VIII. TBFC's principal shareholder is Charles J. Moore. Mr. Moore has been the manager of BF VI, BF VII, and BF VIII since their respective inceptions. As manager, Mr. Moore has voting and dispositive power over the securities of the Company held by each of those entities. As the controlling member of TBFC, Mr. Moore will control TBFC, and therefore each of the partnership entities directly and indirectly controlled by TBFC.


                            DISCUSSION OF PROPOSALS

                                     ITEM 1
                                     ------

                             ELECTION OF DIRECTORS

     As of the date of this Proxy Statement, the Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term. The size of the Board is currently set at 11 directors comprised as follows: three Class I directors, four Class II directors and four Class III directors. There are presently 10 persons serving as directors of the Company with one vacancy for a Class II director position. Proxies solicited from shareholders cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

     The terms of the classes are staggered so that the term of a class expires at each annual meeting of the Company. The terms of the three incumbent Class II directors expire at the 2010 Annual Meeting.

     At a meeting held on February 17, 2010, the Board of Directors voted unanimously to recommend the following four persons for election to the Board of Directors with terms expiring on the dates set forth below:

         Nominee                Class               Term Expiration
 --------------------------  -----------   -------------------------------------
  Martin J. Geitz              Class II     2013 Annual Meeting of Shareholders
  Gary R. Kevorkian            Class II     2013 Annual Meeting of Shareholders
  Jerry W. Long                Class II     2013 Annual Meeting of Shareholders
  George B. Odlum, Jr., DMD    Class II     2013 Annual Meeting of Shareholders


     Nominees Geitz, Kevorkian and Odlum each currently serve as a director of the Company and are nominated to serve for his term and until his successor is elected and qualified. Nominee Long currently serves as a director of the Bank, a position that he has held since January 11, 2010. Nominee Long is nominated to serve as a director of the Company for his term and until his successor is elected and qualified. In the event that any of the nominees become unable to serve, an event which the Board does not expect, the shares represented by proxy may be voted for a substitute nominee to be designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

     If a quorum is present at the 2010 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the votes cast. Abstentions by shareholders and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the vote of such plurality. Certain information about the business experience of the director nominees, including their service as directors of other corporations, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Director Nominees, Class II

Martin J. Geitz (53) - Mr. Geitz is the President and Chief Executive Officer of the Company and the Bank, and has held these positions since 2004. He has been a member of the Board since 2005. He brings over 28 years of senior management experience, including a lengthy career with Fleet Bank, to the Company. He is Chairman of the Board of the Hartford Economic Development Corporation, a not-for-profit organization, a Trustee of McLean and of the Simsbury Free Library, and a board member of the Bloomfield Chamber of Commerce and the Charter Oak State College Foundation. Mr. Geitz's extensive experience in banking and his leadership ability make him a valuable member of the Board.

Gary R. Kevorkian (56) - Mr. Kevorkian has been the Secretary of the Company since 2007 and a director of the Board since 1994. He is an Attorney-at-Law and has maintained his own practice in Granby, Connecticut since 1981. In his practice, he specializes in real estate, trusts and estates. As an attorney and business owner, he brings his legal and financial insight to the Board. Mr. Kevorkian is not an employee of the Company and is not compensated for his service as the Company's Secretary.

Jerry W. Long (58) - Mr. Long has been a director of the Bank, but not the Company, since January 2010. He has been the President and CEO of PCC Technology, LLC, an information technology consulting firm, since 1994. Mr. Long is a Board member of the Connecticut Business & Industry Association, a
Vice Chairman of Charter Oak State College Board of Trustees, a director for Hartford Youth Scholars Foundation and Chairman of the Bloomfield Economic Development Commission. He is past president of the Bloomfield, Connecticut, Chamber of Commerce and a member of the Rotary Club of Bloomfield. Mr. Long's many years of business ownership, managerial and technology experience are valuable to the Board.

George B. Odlum, Jr., DMD (70) - Dr. Odlum was a family practice dentist in Simsbury, Connecticut, where he practiced dentistry from 1968 until his retirement in 2007. He is the retired President and Board member of the Horace Wells Club, where his responsibilities included overseeing investments of the Club. Dr. Odlum, who has been a director of the Company since 1992, formerly served as the Company's Secretary. Dr. Odlum served on the Board of Trustees of The Society for Savings, a mutual savings bank, from 1980 to 1982 and on the Board of Directors of The Village Water Company of Simsbury, a public utility, from 1972 to 1995. At the end of his tenure, The Village Water Company of Simsbury was acquired by Aquarion Water Company of Connecticut. Dr. Odlum's experience on other company boards, including as President of the Simsbury Chamber of Commerce from 1972 to 1974 and various Town of Simsbury commissions, brings valuable managerial experience and local knowledge of our primary market area to the Board. Dr. Odlum obtained his B.S. from Trinity College and his DMD from Tufts University School of Dentistry.


                        INFORMATION ABOUT OUR DIRECTORS

     Certain information about the business experience of the remaining incumbent directors and the non-director officers of the Company, including their service as directors of other companies, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Class  III  Directors, Terms Expiring at the 2011 Annual Meeting of Shareholders

Robert J. Bogino (67) - Mr. Bogino is the Vice Chairman of the Company and the Bank and has been a director of the Company since 1994. Mr. Bogino served as the Company's Secretary from 2002 to 2005. He was the president, treasurer and co-owner of Bogino & DeMaria, Inc. in Avon, Connecticut, an insurance agency of which he was a founder in 1972. As treasurer of Bogino & DeMaria, Inc., he was responsible for all financial and accounting matters including monthly financial statement preparation and analysis, coordination with outside accounting firm for the preparation and filing of local, State and Federal tax returns and annual corporate financial statements. In 2003, he became a Vice President of the Watson Group, an insurance agency in Wethersfield until his retirement in 2004. Mr. Bogino received an MBA in Finance from Columbia University Graduate School of Business. Mr. Bogino brings his many years of business ownership, management and insurance expertise to the Board.

Rodney R. Reynolds (70) - Mr. Reynolds was a co-founder of Equistrides Therapeutic Riding Center, Inc., a not-for-profit organization that provided services to people with disabilities, and served as co-manager and trustee of that organization from 2000 to 2006. Mr. Reynolds served as a director of the Trust Company of Connecticut, an investment management and trust services company, from 1990 to 2005. Mr. Reynolds was self-employed as a commercial real estate developer and owner/manager of real estate from 1984 to 2006. Mr. Reynolds's experience in trust services, investment experience and the real estate market is valuable to the Board. He has served as a director of the Company since 2007.

David W. Sessions (59) - Mr. Sessions is the President and Treasurer of the Casle Corporation, headquartered in Avon, Connecticut, a commercial design-build development and construction company which he co-founded in 1981. He is Chairman of the Architectural Review Committee of the Town of New Hartford, a member of the New Hartford Democratic Town Committee and a former member of the

Board of Finance of the Town of New Hartford. Mr. Sessions has many years of experience as a business owner and real estate developer and brings important managerial, operational and current real estate knowledge to the Board. He has been a director of the Company since 1992.

Lincoln S. Young (75) - Mr. Young is the Chairman of the Company and has been a director since 1994. Mr. Young previously served as the Company's Secretary. He is the retired Chief Executive Officer of Turbine Engine Services Corp., a jet engine servicing company, a position he held until 1995. Prior to that, Mr. Young was the senior loan officer of Simsbury Bank & Trust Company, a previous and unrelated entity to the Bank, from 1970 to 1985. Mr. Young is a director of the New England Air Museum and a Board Member of the Licia and Mason Beekley Community Library. Mr. Young's experience as a former bank loan officer and as a business owner brings valuable industry, compliance and general management insight to the Board.

Class  I  Directors,  Terms  Expiring at the 2012 Annual Meeting of Shareholders

James T. Fleming (54) - Mr. Fleming is currently the President of the Connecticut Automotive Retailers Association, which position he has held since March 2008. He also serves as the Secretary and Treasurer of the Greater Hartford Automobile Dealer's Association Foundation, a not-for-profit organization. Mr. Fleming is a former member of the Governors' Cabinet of the State of Connecticut, serving from 2007 to 2008 as a Commissioner of the Department of Public Utility Control, serving from 2003 to 2007 as the Commissioner of the Department of Public Works, and serving from 1999 to 2003 as Commissioner of Consumer Protection. He is the former Majority Leader of the Connecticut State Senate. He is also a director of the Simsbury Cemetery Association, Vice President of the Simsbury Volunteer Fire District and is a Corporator of Saint Francis Hospital. Mr. Fleming brings important managerial, operational and organizational skills and expertise to the Board from his many years of public sector service. He has been a director of the Company since 1992.

Edward J. Guarco (56) - Mr. Guarco is a Vice President of State Line Oil in Granby, Connecticut, where he has been employed since 1976. He also serves as Vice President of the Independent Connecticut Petroleum Association and as a Board member of the Granby Development Commission and the Granby Chamber of Commerce. In his role with State Line Oil, Mr. Guarco brings many years of small business management, operational and organizational experience to the Board. He has been a director of the Company since 1998.

Penny R. Woodford (65) - Ms. Woodford is a real estate agent with the Coldwell Banker Residential Brokerage, which position she has held since 2003. Prior to that, she was a real estate agent with DeWolf Companies from 1996 to 2003 and with Westledge Real Estate from 1983 to 1996. She is Chairman of the Nominating Committee of the Avon Republican Town Committee. In her role as a top real estate salesperson in the Company's market, Ms. Woodford brings valuable current real estate market insight and a large business network to the Board. She has been a director of the Company since 1992.

Non-Director Executive Officers

Anthony F. Bisceglio (62) - Mr. Bisceglio is Executive Vice President of the Company and the Bank, positions he has held since January 2005, as well as Chief Financial Officer and Treasurer of the Company and the Bank, which positions he has held since 1995. Prior to joining the Bank in 1995, Dr. Bisceglio was Vice President and Group Financial Officer of Shawmut National Corporation and Chief Financial Officer of Shawmut Bank of Rhode Island. He is also on the Connecticut Bankers Association's Management Development Committee, serves on the Economic Policy Survey Panel of the National Association for Business Economics and is a member of the American Finance Association. He is a past Board member of the Financial Managers Society and past Chairman of its Strategic Issues Council.

Paul R. Little (50) - Mr. Little is Senior Vice President and Chief Lending Officer of the Bank, which positions he has held since 2006. Prior to joining the Bank, he served as Vice President of Commercial Real Estate Lending at Liberty Bank from 2004 to 2006. From 1993 to 2004, he was Vice President of Real Estate Loans for New Alliance Bank, formerly Savings Bank of Manchester, where he had been employed since 1990.

Howard R. Zern (63) - Mr. Zern is Senior Vice President and Chief Retail Banking, Operations & Technology Officer of the Bank, which positions he has held since 2008. Prior to joining the Bank, he was Executive Vice President of

Bank of America, from which he retired in 2005. Mr. Zern is a director of Stony Brook University Alumni Association and formerly Vice Chairman of TheaterWorks, Treasurer of the Artists Collective in Hartford and Chairman of the Urban League of Greater Hartford.

Michael T. Sheahan (50) - Mr. Sheahan is a Vice President and Head of Consumer Lending, which positions he has held since 2009. Prior to joining the Bank, he served as the Mortgage Lending Division Head at Webster Financial and prior to that, he had a lengthy career in mortgage and consumer financial services and online services with Shawmut Bank, Meca Software, and Centerbank Mortgage. Mr. Sheahan holds a CPA designation.

Audit and Compliance Committee Financial Expert

     The Board has determined that the Company currently has at least one audit committee financial expert serving on its Audit and Compliance Committee. That person is Robert J. Bogino. Mr. Bogino is "independent," as that term is defined in Rule 5605 of the NASDAQ listing standards.

Independence  of  Directors  and  Director  Nominees

     The following directors and director nominees are independent in accordance with Rule 5605 of the NASDAQ listing standards: Robert J. Bogino, James T.
Fleming, Edward J. Guarco, Gary R. Kevorkian, Jerry W. Long, George B. Odlum, Jr., DMD, David W. Sessions, Rodney R. Reynolds, Penny R. Woodford and Lincoln
S.  Young.

Board  Leadership  Structure  and  the  Board's  Role  in  Risk  Oversight

     The Company has an independent Chairman separate from the Chief Executive Officer. The Board believes it is important to have an independent director in a board leadership position at all times. The Company's Chairman provides independent leadership of the Board. Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management. The Chairman also serves as a liaison between the Board and senior management. The Board has determined that this structure of having an independent Chairman separate from the Chief Executive Officer is the most appropriate structure for the Company.

     Risk management at the Company is the process for identifying, measuring, controlling and monitoring risk across the enterprise given its business as a financial institution. Risk management crosses all functions and employees and is embedded in all aspects of planning and performance measurement. Systems, information and timely reporting enable the Company to quickly adapt to early warning signs.

     The Board is responsible for oversight of the Company's enterprise risk framework. The Board has delegated primary responsibility to the Executive Committee for overseeing financial, investment and operational risk exposures, to the Audit and Compliance Committee for overseeing regulatory and legal risk, to the Loan Committee of the Bank for overseeing credit risk, and to the Personnel Committee for oversight of risk related to management and staff. These Committees report to the full Board to ensure the Company's overall risk exposures are understood, including risk interrelationships. Risk reports are provided at Committee and Board meetings and the Board regularly engages in discussions of these risk reports and risk management. The Board also oversees reputational risk.

Board  Committees

     The Company has established five standing committees of the Board of Directors - the Audit and Compliance Committee, the Corporate Governance Committee, the Executive Committee, the Investment Services Committee and the Personnel Committee, which performs functions that are similar to those of a compensation committee.

     Audit and Compliance Committee of the Company. The Audit and Compliance Committee has oversight responsibility for and reviews all financial and other reports provided by the Company's independent auditors and the Company's internal audit firm. The Audit and Compliance Committee evaluates and selects the independent auditor subject to shareholder ratification. The Audit and Compliance Committee, in its meetings with the Company's auditors, discusses and approves the audit and compliance scope and reviews all audit findings. The members of the Audit and Compliance Committee are Messrs. Odlum (Chair), Bogino, Fleming, Guarco and Ms. Woodford. All members of the Audit and Compliance Committee are independent in accordance with Rule 5605 of the NASDAQ listing standards. The Audit and Compliance Committee operates pursuant to a written charter adopted by the Board. The Audit and Compliance Committee met four times during 2009.

     Corporate Governance Committee of the Company. The Corporate Governance Committee functions as the nominating committee for director candidates, identifies qualified individuals to become members of the Company's Board of Directors, determines the composition of the Board of Directors and its committees, monitors and assesses the effectiveness of the Board of Directors, develops and implements the Company's corporate governance guidelines and reviews and recommends director compensation. All members of the Corporate Governance Committee are independent as that term is defined in Rule 5605 of the NASDAQ listing standards. The members of the Corporate Governance Committee are Messrs. Young (Chair), Bogino and Fleming and Ms. Woodford. The Corporate Governance Committee operates pursuant to a written charter adopted by the Board. The Corporate Governance Committee met six times during 2009.

     The Corporate Governance Committee has a formal policy regarding the consideration of director candidates recommended by shareholders which sets forth the minimum qualifications of suitable nominees for director as well as approved processes for identifying and evaluating nominees. The Corporate
Governance Committee will consider any director candidate recommended by shareholders in accordance with the standards set forth in its Charter. Such suggestions, together with appropriate biographical information, should be submitted to: SBT Bancorp, Inc., Attn: Gary R. Kevorkian, Secretary, 760
Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070. Possible candidates who have been suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as are other possible candidates.

     The general criteria used to establish the traits, abilities and experience that the Corporate Governance Committee looks for in determining candidates for election to the Board include highest ethical character, independence from Management, ability to represent all shareholders of the Company, ability to exercise sound business judgment, relevant expertise and experience that would benefit the Company and the ability to offer advice and guidance to the Chief Executive and the Board. Key among the criteria is a director's existing ties to the Company's markets and adherence to Company's Code of Ethics and Conflicts of Interest Policy. All directors are subject to mandatory retirement from service on the Company's Board of Directors upon reaching seventy-six years of age. The Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees. However, the Corporate Governance Committee considers diversity as a factor in identifying director nominees and believes the Board as a whole should be a diverse body, with diversity reflecting age, gender, background and professional experience.

     Executive Committee of the Company. The Executive Committee is responsible for the general supervision of the Company's affairs between meetings of the full Board, oversees the Company's investments, asset/liability management, budget and capital planning and reviews the Company's interest rate sensitivity and deposit and loan pricing. The Executive Committee also is responsible for overseeing the Company's information technology planning, security and development. The members of the Executive Committee are Messrs. Bogino (Chair), Geitz, Odlum, Sessions and Young. The Executive Committee met 13 times during 2009.

     Investment Services Committee of the Company. The Investment Services Committee has oversight of the performance of the Bank's wholly-owned subsidiary, SBT Investment Services, Inc., reviews the financial and market performance of the subsidiary offering non-deposit products, including review and approval of the selection of and contracts with third party broker/dealers, review of all product types sold, appointment of Bank Management to fill needed roles, recommendation of prudent policies and procedures, setting of commission structures and oversight of compliance with applicable regulations. The
Committee also evaluates opportunities in the marketplace for enhancing the Company's offering of non-deposit products and services. The members of the

Investment Services Committee are Messrs. Young (Chair), Bogino, Geitz, Kevorkian, Reynolds. The Investment Services Committee met four times in 2009.

     Personnel Committee of the Company. The Personnel Committee performs functions that are similar to those of a compensation committee. The Personnel Committee determines the compensation of the Bank's employees, which include the Company's executive officers. In determining the compensation of the Bank's employees, including the Company's executive officers, the Personnel Committee considers the recommendations of Martin J. Geitz, President and CEO of the Company and the Bank. The members of the Personnel Committee are Messrs. Sessions (Chair), Guarco, Kevorkian, Reynolds and Young. All members of the Personnel Committee are independent in accordance with Rule 5605 of the NASDAQ listing standards. The Personnel Committee does not have a written charter. The Personnel Committee met eight times in 2009.

Bank  Committee

     The Bank's Board of Directors has a Loan Committee, all of whose members are directors of both the Bank and the Company. The Loan Committee is responsible for the review and approval of consumer, mortgage and commercial loan requests above the respective individual or collective lending authorities of Bank loan officers as established in the Bank's Loan Policy. The Loan Committee is also responsible for ensuring compliance with the Bank's credit policies as annually approved by the Bank's Board of Directors, including the review and monitoring of the diversification of the loan portfolio and oversight of the Bank's compliance with the Community Reinvestment Act (CRA). The Loan Committee also reviews and monitors the growth and credit quality of the loan portfolio, including loan originations, delinquencies, risk rating changes, loan loss reserves and loan collection activities. The members of the Loan Committee are Messrs. Bogino (Chair), Geitz, Kevorkian, Sessions and Young. The Loan Committee met 25 times during 2009.

Availability  of  Committee  Charters

     The Audit and Compliance Committee and the Corporate Governance Committee each operates pursuant to a separate written charter adopted by the Board. Each committee reviews its charter at least annually. The two committee charters can be viewed at http://www.simsburybank.com/aboutus-shareholders.php. Each charter is also available in print to any shareholder who requests it. The information contained on the website is not incorporated by reference or otherwise considered a part of this document.

Board  Meetings

     The Board held 18 meetings, including the annual shareholders meeting, during 2009. All of the Company's incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by the Committees of the Board of Directors on which such directors served during 2009.

     Board members are expected to attend the Company's annual meeting of shareholders. Nine of the 10 Company directors attended the May 12, 2009 annual meeting of shareholders of the Company.

Shareholder  Communications

     The Board of Directors has a formal process in place for shareholder communication to the Board of Directors or any individual director. Shareholders wishing to communicate with the Board of Directors or any individual director may write to SBT Bancorp, Inc., Gary R. Kevorkian, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070. All communications received of a relevant nature will be forwarded to the full Board or appropriate individual director as directed. The Board of Directors believes this approach is reasonable in light of the relatively small number of shareholders of the Company and the relatively small number of communications the Board expects to receive in the foreseeable future.

Code  of  Ethics  and  Conflicts  of  Interest  Policy

     The Company has adopted a Code of Ethics and Conflicts of Interest Policy that applies to all employees, officers and directors. The Company will supply a copy of the Code of Ethics and Conflicts of Interest Policy upon written or oral request. To obtain a copy please write to us at SBT Bancorp, Inc., 760
Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 or call the Company at (860) 408-5493.

                         COMPENSATION AND OTHER MATTERS
Executive Compensation

     The following table presents information relating to the compensation of the Company's CEO and the two other executive officers (NEOs) named below for the fiscal years ended December 31, 2009 and 2008.

                                               Summary Compensation Table

Name and principal    Year      Salary        Bonus     Stock      Option     Non-equity      Non-      All other    Total
      position                                           awards     awards     incentive    qualified    Compen-
                                                                                 plan       deferred     sation
                                                                                compen-     earnings
                                                                                sation
----------------------------------------------------------------------------------------------------------------------------
Martin J. Geitz        2009  $187,400 (1)       $0 (2)       $0       $0 (4)           $0      $0       $23,363(6)  $210,763
President & Chief      2008  $181,804 (1)       $0 (3)       $0  $60,179 (5)           $0      $0       $19,183(6)  $261,166
Executive Officer

Anthony F. Bisceglio   2009  $135,000      $10,000 (2)       $0       $0               $0      $0        $5,238(7)  $150,238
Executive Vice         2008  $129,735           $0 (3)       $0       $0               $0      $0        $5,637(7)  $135,372
President & Chief
 Financial Officer

Paul R. Little         2009  $127,100       $4,500 (2)       $0  $28,401 (8)           $0      $0        $4,083(10) $164,084
Senior Vice
 President &           2008  $123,147           $0 (3)       $0  $28,401 (9)           $0      $0        $4,297(10) $155,845
Chief Lending
 Officer

(1) Mr. Geitz also serves as a director, but did not receive any compensation for those services.

(2)  2009 performance  bonus  to  be  paid  in  2010.

(3)  2008 performance  bonus  paid  in  2009.

(4) The dollar value of the stock options was determined using the calculation explained in Footnote 17 of the Consolidated Financial Statements appearing in the Company's 2009 Annual Report. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

(5) The dollar value of the stock options was determined using the calculation explained in Footnote 16 of the Consolidated Financial Statements appearing in the Company's 2008 Annual Report. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

(6) Includes Mr. Geitz's personal use of a Bank-leased automobile, annual dues for country club membership, employer match of 401k Plan contributions, employer-paid premiums for group term life insurance in excess of $50,000 and employer-paid portion of health insurance normally paid by an employee.

(7) Includes Mr. Bisceglio's employer match of 401k Plan contributions and employer-paid premiums for group term life insurance in excess of $50,000.

(8) The dollar value of the stock options was determined using the calculation explained in Footnote 17 of the Consolidated Financial Statements appearing in the Company's 2009 Annual Report. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

(9) The dollar value of the stock options was determined using the calculation explained in Footnote 16 of the Consolidated Financial Statements appearing in the Company's 2008 Annual Report. Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

(10) Includes Mr. Little's employer match of 401k Plan contributions and employer-paid premiums for group term life insurance in excess of $50,000.

(11) Includes Mr. Zern's employer match of 401k Plan contributions and employer-paid premiums for group term life insurance in excess of $50,000.

     The Personnel Committee is responsible for reviewing the performance and establishing the compensation of the Bank's officers and key employees, including the Company's executive officers. The Committee relies upon industry information, including surveys of similarly sized and located institutions, gathered by Management at the Committee's request, and targets the Bank's compensation to be generally at the level of its peer group institutions. The members of this committee are Messrs. Sessions (Chair), Guarco, Kevorkian, Reynolds and Young.
The Personnel Committee did not retain the services of a compensation consulting firm for 2009. With respect to 2010, the Personnel Committee anticipates hiring a compensation consulting firm and is presently soliciting bids from such firms.

Employment  Agreements

     The Bank maintains employment agreements with the following named executive officers: Messrs. Geitz, Bisceglio and Little. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these officers. These agreements are with the Bank, not the Company.

     Martin J. Geitz, President and Chief Executive Officer - The Bank and Martin J. Geitz are parties to an Employment Agreement, effective as of October 4, 2004, which was subsequently amended effective as of December 31, 2008. The term of that agreement is the earlier to occur of Mr. Geitz attaining the age of sixty-five or the termination of Mr. Geitz's contract voluntarily or upon some other basis. Mr. Geitz is to be paid a salary of $170,000, subject to adjustment by the Board. In addition, Mr. Geitz is entitled to an annual bonus in an amount and form set by the Board. Option grants are discussed in the footnotes of the Summary Compensation Table and the Outstanding Equity Awards Table. Mr. Geitz is entitled to: (1) participate in the Bank's comprehensive health insurance and major medical coverage; (2) participate in any long-term disability insurance plan and pension plan maintained by the Bank; (3) paid vacation of four weeks per year; (4) the use of an automobile for business purposes; (5) membership in a private "country" or similar golf club; and (6) attendance at two banking trade association conventions per year, including the cost of attendance and travel for Mr. Geitz and his spouse. The Bank may terminate Mr. Geitz's employment at any time without notice. The Bank may give up to sixty days' prior notice of the termination. If such notice is given to Mr. Geitz, the Bank may require him to remain in the employ of the Bank for the period of notice given. If the Bank terminates Mr. Geitz's employment for other than Cause or due to a Change in Control or potential Change in Control (as such terms are defined in the Employment Agreement), Mr. Geitz shall be entitled to receive a lump sum payment equal to the aggregate of: (1) twelve months of Mr. Geitz's then current salary base salary; (2) an amount equal to bonus to which he would have been entitled under the agreement had a Change of Control occurred; (3) payment for any accrued but unused vacation time; and (4) payment of Mr. Geitz's medical insurance for twelve months following his termination. This lump sum amount shall be reduced by any compensation Mr. Geitz receives for other employment after the termination of his employment with the Bank. Mr. Geitz may voluntarily terminate his employment on ninety days' prior notice to the Bank, however, notice need not be given where the termination has been approved by the Board of Directors or there has been a material breach of the Bank's obligations under the agreement. If Mr. Geitz fails to meet the terms of the agreement concerning his voluntary termination, the Bank will be entitled to enjoin Mr. Geitz's employment with any significant competitor of the Bank for a period of twelve months. In the event of a Change in Control or Potential
Change in Control of the Bank or the Company, Mr. Geitz would be entitled to receive (1) credit for his years of service to the Bank plus five additional years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto; (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Geitz during the preceding thirty-six months, provided that if the Change in Control occurs prior to December 31, 2005 the amount of the bonus will equal $25,000; (3) a lump sum cash payment in an amount equal to the sum of Mr. Geitz's then current salary plus the highest bonus he had received during the preceding 36 months; and (4) outplacement services in an amount not to exceed $10,000. Mr. Geitz is not entitled to receive compensation or other benefits for any period after termination for Cause. Notwithstanding anything to the contrary set forth in Mr. Geitz's Employment Agreement, any payments due to Mr. Geitz as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with Section 409A of the Internal Revenue Code. In the event that payments are delayed, the Bank will pay 5% simple interest on such delayed payments to Mr. Geitz.

     The Personnel Committee of the Company has authorized a Supplemental Executive Retirement Agreement with Mr. Geitz. However, as a result of the Company's participation in the Capital Purchase Program under the U.S. Treasury's Troubled Asset Relief Program, the proposed Supplemental Executive Retirement Agreement with Mr. Geitz has not been implemented. If and when the agreement is implemented, the Personnel Committee of the Company has authorized the payment of a supplemental annual pension of $82,800, payable in equal monthly installments, for a period of fifteen years, to Mr. Geitz upon his retirement on or after attaining the age of 65. The Personnel Committee anticipates that other provisions of the Supplemental Executive Retirement Agreement with Mr. Geitz would be substantially similar to the provisions contained in Mr. Bisceglio's Supplemental Executive Retirement Agreements described below.

     Anthony F. Bisceglio, Executive Vice President, Treasurer and Chief Financial Officer - Anthony F. Bisceglio is an at-will employee of the Company and the Bank. He is entitled to receive paid time off of 28 days per year and to participate in the Bank's benefit plans, including its medical plan, dental plan and 401k retirement plan. The Bank has entered into a Change in Control Agreement with Mr. Bisceglio dated July 30, 1999, which was subsequently amended as of December 31, 2008. That Agreement provides for payment to Mr. Bisceglio in the event of a Change in Control or Potential Change in Control (as such terms are defined in the Change in Control Agreement) of the Company or the Bank. Under those circumstances, Mr. Bisceglio would be entitled to receive (1) credit for his years of service to the Bank plus five years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto, (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Bisceglio during the preceding 36 months, (3) a lump sum cash payment in an amount equal to the sum of Mr. Bisceglio's then current salary plus the highest bonus he had received during the preceding 36 months, and (4) outplacement services in an amount not to exceed $10,000. Notwithstanding anything to the contrary set forth in Mr. Bisceglio's Change in Control Agreement, any payments due to Mr. Bisceglio as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with
Section 409A of the Internal Revenue Code. In the event that payments are delayed, the Bank will pay 5% simple interest on such delayed payments to Mr. Bisceglio.

     The Bank entered into a Supplemental Executive Retirement Agreement with Mr. Bisceglio dated April 23, 2001. This Agreement provides that upon Mr. Bisceglio's retirement on or after attaining age 65, the Bank shall pay him a supplemental annual pension of $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio's death, while still actively employed with the Bank, his designated beneficiary shall receive an annual survivor's benefit equal to $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio's death, while receiving the supplemental annual pension, his designated beneficiary shall receive the remaining equal monthly payments which would have been due to Mr. Bisceglio. Furthermore, upon a change in control of the Company or the Bank, Mr. Bisceglio would be credited with five years of service with respect to the Supplemental Executive Retirement Agreement. The Personnel Committee of the Company has authorized an additional $21,500 annual supplemental pension payable over 15 years to Mr. Bisceglio on substantially the same terms as the SERP agreement with Mr. Bisceglio dated April 23, 2001. The Bank anticipates entering into a second Supplemental Executive Retirement Agreement with Mr. Bisceglio formalizing these additional benefits in the near future.

     Paul R. Little, Senior Vice President and Chief Lending Officer - Paul R. Little is an at-will employee of the Bank. He is entitled to receive paid time off of 28 days per year and to participate in the Bank's benefit plans, including its medical plan, dental plan and 401k retirement plan. The Bank has entered into a Change in Control Severance Agreement with Mr. Little dated December 30, 2008. Under the Change in Control Severance Agreement, Mr. Little is entitled to the following compensation if his position is terminated as a result of a Change in Control (as such term is defined in the Change in Control Severance Agreement): (1) a lump sum payment equal to two years of base salary and bonus; (2) accelerated vesting of his stock options and any other performance related incentive compensation awards; and (3) 24 months of coverage of health benefits on the same terms as were provided prior to termination. Notwithstanding anything to the contrary set forth in Mr. Little's Change in Control Severance Agreement, any payments due to Mr. Little as a result of his termination of employment may be delayed for up to six months after his termination of employment if the Bank determines that the delay is necessary to comply with Section 409A of the Internal Revenue Code.

Effect of Participation in Treasury's Capital Purchase Program

On March 27, 2009, we entered into a Securities Purchase Agreement with the United States Department of the Treasury that provides for our participation in the Capital Purchase Program ("CPP") under the Treasury's Troubled Assets Relief Program ("TARP"). CPP participants must accept several NEO compensation-related limitations that are associated with this Program. On March 27, 2009, each of our NEOs agreed in writing to accept the CPP compensation standards and thereby cap or eliminate some of their contractual or legal rights. The provisions agreed to were as follows:

     - No Golden Parachute Payments. "Golden parachute payment" under the CPP means a severance payment resulting from involuntary termination of employment, or from bankruptcy of the employer, that exceeds three times the terminated employee's average annual base salary over the five years prior to termination. Our NEOs have agreed to forego all golden parachute payments for as long as two conditions remain true: They remain "senior executive officers" (CEO and the next two highest-paid executive officers), and the Treasury continues to hold our equity or debt securities we issued to it under the CPP (the period during which the Treasury holds those securities is the "CPP Covered Period").

     - Recovery of Bonus, Retention Awards, and Incentive Compensation if Based on Certain Material Inaccuracies. Our NEOs have also agreed to a "clawback provision," which means that we can recover any bonus, retention award or incentive compensation paid during the CPP Covered Period that is later found to have been based on materially inaccurate financial statements or other materially inaccurate measurements of performance.

     - No Compensation Arrangements that Encourage Excessive Risks. During the CPP Covered Period, we are not allowed to enter into compensation arrangements that encourage NEOs to take "unnecessary and excessive risks that threaten the value" of our company. To make sure this does not happen, the Personnel Committee is required to meet at least once a year with our senior risk officers to review our executive compensation arrangements in the light of our risk management policies and practices.

     - Limitation on Federal Income Tax Deductions. During the CPP Covered Period, we are not allowed to take federal income tax deductions for compensation paid to senior executive officers in excess of $500,000 per year.

Effect  of  the  Restrictions  Added  by  2009  Stimulus  Act

     On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the "Stimulus Act") into law. The Stimulus Act modified the compensation-related limitations contained in the CPP, created additional compensation-related limitations and directed the Secretary of the Treasury to establish standards for executive compensation applicable to participants in the TARP. On June 10, 2009, the Secretary of the Treasury announced interim final rules to establish such standards. The compensation-related limitations modified by the Stimulus Act and the rules established by the Secretary of the Treasury are as follows:

     - No Severance Payments. "Golden parachutes" were redefined as any payment for the departure from the Company for any reason, or any payment due to a change in control of the Company, except for (a) payments for services performed or benefits accrued, (b) payments due to the employee's death or disability, (c) payments required to be made pursuant to state statutes or foreign laws, or (d) payments made pursuant to a qualified pension or retirement plan. Consequently, we are prohibited from making any severance payment during the CPP Covered Period to our "senior executive officers" (defined as the principal executive officer, the principal financial officer and the next three most highly compensated employees) and our next five most highly compensated employees (total of ten employees).

     - Recovery of Bonus, Retention Awards and Incentive Compensation if Based on Certain Material Inaccuracies. The "clawback provision" discussed above was extended to apply to any bonus, retention award or awards and incentive compensation paid to any of our senior executive officers or our next 20 most highly compensated employees (total of 25 employees) during the CPP Covered Period that is later found to have been based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria. A financial statement or performance metric criteria will be treated as materially inaccurate with respect to any employee who knowingly engaged in providing inaccurate information (including knowingly failing to timely correct inaccurate information) relating to those financial statements or performance metrics.

     -    No Compensation  Arrangements  that  Encourage  Earnings
          Manipulation. During the CPP Covered Period, we are not allowed to enter into compensation arrangements that encourage manipulation of our reported earnings to enhance the compensation of any of our employees.

     - Limit on Incentive Compensation. Effective June 15, 2009, the Company is prohibited from making payments or accruals during the CPP Covered Period of any bonus, retention award or incentive compensation to our most highly compensated employee other than awards of long-term restricted stock that (i) do not fully vest during the CPP Covered Period, and (ii) have a value not greater than one-third of the total annual compensation of the award recipient. The prohibition on bonus, incentive compensation and retention awards does not preclude payments required under written employment contracts entered into on or prior to February 11, 2009.

     - Personnel Committee Functions. The Personnel Committee is to be comprised solely of independent directors. The Personnel Committee must meet at least semiannually to review and evaluate (i) the compensation plans of the senior executive officers to ensure that these plans do not encourage the senior executive officers to take unnecessary and excessive risks, (ii) all employee compensation plans for risks posed by these plans and methods to reduce these risks, and
          (iii) all employee compensation plans to ensure that these plans do not encourage manipulation of the Company's earnings to enhance the compensation of any employee.

     - Compliance Certifications. The Stimulus Act and rules also require written certification by our Chief Executive Officer and Chief Financial Officer of the Company's compliance with the provisions of the Stimulus Act. These certifications must be contained in the Company's Annual Report on Form 10-K beginning with the Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The Personnel Committee must also provide to the U.S. Department of the Treasury and the Company's primary regulator, within 120 days of the Company's fiscal year end, (i) a certification that it has reviewed all senior executive officers compensation plans and employee plans and (ii) a narrative description identifying all senior executive officer compensation plans and all employee compensation plans and describing how unnecessary and excessive risks have been limited and how the plans do not encourage the manipulation of the Company's earnings to enhance the compensation of any employee.

     - Perquisite Disclosure. Within 120 days of its fiscal year end, the Company must disclose any perquisite whose total value exceeds $25,000 for our most highly compensated employee and provide a narrative description of the amount, nature and justification for the perquisite to the U.S. Department of the Treasury and the Company's primary regulator.

     - Compensation Consultant Disclosure. If the Company, its Board of Directors or the Personnel Committee engaged a compensation consultant, the Company must provide a narrative description describing all types of services provided by the compensation consultant over the past three years to the U.S. Department of the Treasury and the Company's primary regulator within 120 days of its fiscal year end.

     - Prohibition on Gross-Ups. The Company is prohibited from providing (formally or informally) gross-ups to any of the senior executive officers and the next 20 most highly compensated employees.

     - Excessive or Luxury Expenditures Policy. The Company is required to establish and maintain an excessive or luxury expenditures policy and provide this policy to the U.S. Department of the Treasury and the

          Company's primary regulator and post it on the Company's website. The Company's Excessive or Luxury Expenditures Policy can be viewed at http://www.simsburybank.com/aboutus-shareholders.php.

     - Treasury Review of Bonuses Previously Paid. The Stimulus Act directs the Secretary of the Treasury to review all compensation paid to our senior executive officers and our next 20 most highly compensated employees to determine whether any such payments were inconsistent with the purposes of the Stimulus Act or were otherwise contrary to the public interest. If the Secretary of the Treasury makes such a finding, the Secretary of the Treasury is directed to negotiate with the CPP recipient and the subject employee for appropriate reimbursements to the federal government with respect to compensation and bonuses found to be excessive.

     - Say on Pay. Under the Stimulus Act, the SEC is required to promulgate rules requiring an advisory, non-binding say on pay vote by the shareholders on executive compensation at the annual meeting during the CPP Covered Period. The Company has complied with the provisions of the Stimulus Act and its implementing regulations in all respect, which includes the submission of "Item 3: Non-Binding Vote on Compensation of Named Executive Officers" set forth in this proxy statement.

Outstanding  Equity  Awards  at  Fiscal  Year-End


         Name                                         Option awards
                        Number of        Number of          Equity          Option        Option
                        securities      securities         incentive       exercise     expiration
                        underlying      underlying           plan            price         date
                       unexercised      unexercised         awards:          ( $ )
                         options          options          Number of
                           (#)              (#)           securities
                       Exercisable    Un-exercisable      underlying
                                                          unexercised
                                                           unearned
                                                            options
                                                              (#)
---------------------------------------------------------------------------------------------------
Martin J. Geitz,
 President & Chief
 Executive Officer        21,000 (1)                 0                 0       $31.500   12/20/2015

Anthony F. Bisceglio,
 Executive Vice
 President, Treasurer
 & Chief Financial
 Officer                           0                 0                 0            $0

Paul R. Little,
 Senior Vice President
 & Chief Lending
 Officer                   7,000 (2)         3,500 (2)                 0       $30.000    5/16/2017

     (1) Options vest at the rate of 33 1/3% per year, with vesting dates of 12/21/2006, 12/21/2007 and 12/21/2008. Vesting is conditioned on the named individual remaining an employee until the end of each vesting period. Vesting may be accelerated under the circumstances described in Mr. Geitz's employment agreement and the Company's 1998 Stock Plan.

     (2) Options vest at the rate of 33 1/3% per year, with vesting dates of 5/17/2008, 5/17/2009 and 5/17/2010. Vesting is conditioned on the named individual remaining an employee until the end of each vesting period. Vesting may be accelerated under the circumstances described in Mr. Little's offer letter agreement and the Company's 1998 Stock Plan.

Director  Compensation

     The Company has adopted a Director Compensation Plan for non-employee directors. During 2009, directors were compensated for service by means of: (1) an annual retainer of $4,000 per director; (2) $450 for each Board meeting attended in person; and (3) $150 for each standing committee meeting attended in person. That compensation rate structure remains in effect. No individual arrangements were granted during 2009. The following table sets forth the amount of compensation paid to non-employee directors in 2009.


                                      Director Compensation


       Name           Fees      Stock    Option   Non-equity        Non-        All other      Total
                     earned    awards    awards    incentive     qualified     Compensation
                     or paid                         plan         deferred
                     in cash                        compen-     compensation
                                                    sation        earnings
------------------------------------------------------------------------------------------------------
Robert J. Bogino      $17,800       $0        $0           $0              $0            $0    $17,800

James F. Fleming      $10,750       $0        $0           $0              $0            $0    $10,750

Edward J. Guarco      $11,500       $0        $0           $0              $0            $0    $11,500

Gary R. Kevorkian     $15,100       $0        $0           $0              $0            $0    $15,100

George B. Odlum       $11,950       $0        $0           $0              $0            $0    $11,950

Rodney R. Reynolds    $11,950       $0        $0           $0              $0            $0    $11,950

David W. Sessions     $16,300       $0        $0           $0              $0            $0    $16,300

Penny R. Woodford     $11,950       $0        $0           $0              $0            $0    $11,950

Lincoln S. Young      $17,500       $0        $0           $0              $0            $0    $17,500

Director nominee Jerry Long did not serve on the Board of Directors in 2009 and, therefore, did not receive any compensation as a director in 2009.

Stock  Option  Plan

     The Company previously issued options to purchase shares of its common stock under the SBT Bancorp 1998 Stock Plan. As of March 12, 2010, there are options outstanding to purchase an aggregate of 51,189 shares of the Company's authorized but unissued common stock at a price of between $15.65 and $36.55 per share and which will expire between the years 2011 and 2017. The SBT Bancorp 1998 Stock Plan expired in March 2008. Accordingly, there were no options available to be granted during the year ended December 31, 2009 to the Company's named executives or any other employees.

     The following table sets forth the total number of securities authorized for issuance under equity compensation plans as of December 31, 2009.


                                 Number of
                              securities to be                         Number of securities
                                issued upon      Weighted-average     remaining available for
                                exercise of       exercise price of    future issuance under
                                outstanding         outstanding       equity compensation plans
                              options, warrants   options, warrants    (excluding securities
                                 and rights          and rights       reflected in column (a))
                                    (a)                 (b)                     (c)
                             ------------------  ------------------  --------------------------
Equity compensation plans
 approved by shareholders          51,189              $30.33                    0
Equity compensation plans not
 approved by shareholders               0                   0                    0
                             ------------------  ------------------  --------------------------
                 Total             51,189              $30.33                    0
                             ==================  ==================  ==========================

Compensation  Committee  Interlocks  and  Insider  Participation

     The members of the Personnel Committee are Messrs. Sessions (Chair), Guarco, Kevorkian, Reynolds and Young. Messrs. Sessions, Guarco and Kevorkian, or their affiliates, have engaged in loan transactions with the Bank, as discussed below, in "Certain Transactions." No other relationships required to be reported under the rules promulgated by the Securities and Exchange Commission exist with respect to members of our Personnel Committee.

Certain  Transactions  with  Related  Persons

     During 2009 and 2008, certain of the Company's and the Bank's current directors, executive officers and their affiliates had outstanding loans from the Bank. The largest aggregate amount of such loans outstanding during the period from January 1, 2009 to February 12, 2010 was on June 18, 2009 in an aggregate amount of $7,022,043, which represented 32.80% of the Bank's equity on that date, and approximately 3.67% of the Bank's outstanding loans as of that date. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

     During 2009 and 2008 the Bank paid $65,420 and $61,548, respectively, for rent and related expenses of the Bank's Granby branch office to Granby Pharmacy Shoppers Plaza, LLC, a company of which Mr. Kevorkian, one of the Company's directors, is a principal. Of these amounts paid, $13,264 and $9,392 were for real estate taxes on the property during 2009 and 2008, respectively. The Bank believes this to represent a fair market value lease. During 2009 and 2008, the Bank paid $3,299 and $9,374, respectively, for oil costs to Stateline Oil, a company of which Edward Guarco, one of its principals, is also a member of the Company's board of directors.

Policy and Procedures for Review, Approval or Ratification of Related Person Transactions

     Our related person transaction practices and policies between the Company or any of its subsidiaries and an executive officer, director or an immediate family member are currently governed by the Company's Code of Ethics and Conflicts of Interest Policy (the "Code of Ethics"). In the ordinary course of business, directors (or a business in which the director is a partner, director, shareholder or executive officer) may provide services to the Company or to customers of the Bank. We require our directors and executive officers to complete a questionnaire, annually, to provide information specific to related party transactions.

     Once we become aware of a proposed or a recurring activity with a related party, it is referred to the Chairman of the Board of Directors and the Chief Executive Officer who are authorized to determine whether the activity constitutes a conflict of interest and to act upon that determination. A transaction with a related party shall be consummated or shall continue only if such transaction is in accordance with the guidelines set forth in the Code of Ethics. Any material related person transaction involving officers will be disclosed to the Chief Executive Officer and any material related party transactions involving the Chief Executive Officer or a director will be disclosed to the Chairman of the Corporate Governance Committee. Recommendation of the Board of Directors

     The Board of Directors intends to vote all proxies held by it in favor of all director nominees, unless shareholders direct otherwise. Election to the Board of the four Class II directors of the Company shall require the affirmative vote of a plurality of the votes cast at the 2010 Annual Meeting. Abstentions and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the votes of such plurality.

     THE BOARD RECOMMENDS UNANIMOUSLY A VOTE ''FOR" ELECTION OF MESSRS. GEITZ, KEVORKIAN, LONG AND ODLUM THE BOARD OF DIRECTORS.

                                     ITEM 2
                                     ------

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit and Compliance Committee has selected Shatswell, MacLeod & Co., P.C. as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2010. Shatswell, MacLeod & Co., P.C. served as the Company's independent auditors for the fiscal year ended December 31, 2009 and has reported on the Company's financial statements for such year. Prior to the reorganization that occurred on March 2, 2006, Shatswell, MacLeod & Co., P.C. served as the independent auditor of the Bank.

A representative of Shatswell, MacLeod & Co., P.C. is expected to be present at the 2010 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The Audit and Compliance Committee has not developed detailed pre-approval policies because all engagements of independent accountants for audit and non-audit services must be approved by the Audit and Compliance Committee.

Principal  Accountant  Fees  and  Services

     The following table reflects the aggregate fees billed for the last two fiscal years for professional services by the principal accountant of the Company and the Bank for the audit of their respective annual financial statements and the aggregate fees billed in each of the last two fiscal years for professional services rendered by such principal accountant for tax compliance, tax advice and tax planning.

                                        2009           2008
                                   -------------- --------------
          Audit Fees                      $63,105        $62,012
          Audit-Related Fees (1)               $0             $0
          Tax Fees (2)                     $6,500         $6,539
          All Other Fees                  $38,544             $0
                                   -------------- --------------
                        Total            $108,149        $68,551
                                   ============== ==============

          (1)   Non-financial  statement  audits.
          (2)   Preparation  of  tax  returns  and  estimates  for  each  year.

All of the fees paid to Shatswell, MacLeod & Co., P.C. in 2009 were pre-approved by the Audit & Compliance Committee. For 2009, the $38,544 under the category "All Other Fees" was for work performed by Shatswell, MacLeod & Co., P.C. for an information technology risk assessment and for a non-public information database audit.

Recommendation of the Board of Directors

     The Board of Directors intends to vote all proxies held by it in favor of ratifying the selection of Shatswell, MacLeod & Co., P.C. as the Company's independent auditors for the year ending December 31, 2010 (unless shareholders direct otherwise).

     THE BOARD RECOMMENDS UNANIMOUSLY A VOTE ''FOR" RATIFICATION OF THE SELECTION OF THE FIRM OF SHATSWELL, MACLEOD & CO., P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 2010.

                     AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions, internal controls and financial reporting process. The Audit and Compliance Committee is comprised of five directors, each of whom is independent as defined by the NASDAQ listing standards. The members of the Audit and Compliance Committee are the same as the members of the Bank's Audit and Compliance Committee.

     Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors, Shatswell, MacLeod & Co., P.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit and Compliance Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

     In connection with these responsibilities, the Company's Audit and Compliance Committee met with management and the independent auditors to review and discuss the Company's December 31, 2009 consolidated financial statements. The Audit and Compliance Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit and Compliance Committee also received written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit and Compliance Committee concerning independence, and discussed with the independent auditors that firm's independence.

     Based upon the Audit and Compliance Committee's discussions with management and the independent accountants, and its review of the information described in the preceding paragraph, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements of the Company in the Company's annual report on Form 10-K for the last fiscal year filed.

                                Audit Committee
                      George B. Odlum, Jr., DMD (Chairman)
                                Robert J. Bogino
                                James T. Fleming
                                Edward J. Guarco
                               Penny R. Woodford


                                     ITEM 3
                                     ------

          NON-BINDING VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

     We believe that our compensation policies and procedures are competitive, are focused on pay-for-performance principles and are strongly aligned with the long-term interests of our shareholders. We also believe that both we and our shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue. The proposal described below, commonly known as a "Say on Pay" proposal, gives you as a shareholder the opportunity to endorse or not endorse the compensation for our named executive officers by voting to approve or not approve such compensation as described in this proxy statement.

     On February 17, 2009, President Obama signed the American Recovery and Reinvestment Act of 2009 (the "Stimulus Act") into law. The Stimulus Act requires, among other things, every participant in the Troubled Asset Relief Program to permit a non-binding shareholder vote to approve the compensation of the participant's executives. Accordingly, we are asking you to approve the compensation of the Company's named executive officers as described under "COMPENSATION AND OTHER MATTERS" in this proxy statement. Under the Stimulus Act, your vote is advisory and will not be binding upon the Board. However, the Personnel Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board of Directors

     The Board of Directors intends to vote all proxies held by it in favor of approving the compensation of the named executive officers as determined by the Personnel Committee.

     THE BOARD RECOMMENDS UNANIMOUSLY A VOTE "FOR" THE NON-BINDING APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DETERMINED BY THE PERSONNEL COMMITTEE.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock ("Reporting Persons") to file certain reports concerning their beneficial ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC") and to furnish the company with copies of such reports. Prior to the bank holding company reorganization on March 2, 2006, these reports were filed by Reporting Persons of the Bank with the Federal Deposit Insurance Corporation (the "FDIC"). Based solely upon the Company's review of its Reporting Persons' Forms 3, 4 and 5 filed with the SEC during and for the year ended December 31, 2009, and on written representations by certain officers and directors, to the best of the Company's knowledge, all of the filings by the Company's directors and executive officers, except for Mr. Zern, were made on a timely basis during the 2009 fiscal year. In February 2008, Mr. Zern was elected as an executive officer of the Company. A timely Form 3 was not filed by Mr. Zern. However, from the date Mr. Zern became an officer to the date of filing of the late Form 3 on January 22, 2010, Mr. Zern held no shares of Common Stock or other securities exercisable or convertible into shares of Common Stock. No other Reporting
Person  was  delinquent  with  respect  to  his  or  her  reporting obligations.


                                 OTHER MATTERS

     The Board knows of no other business to be brought before the 2010 Annual Meeting. If, however, any other business should properly come before the 2010 Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.


                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholders entitled to vote for the election of directors at the 2011 Annual Meeting may make nominations of individuals for election to the Board. Such nominations shall be made in writing, and shall be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to such Annual Meeting, which is expected to be held on May 10, 2011. The Board's Corporate Governance Committee considers such nominations.

     Such written nominations shall contain the following information, to the extent known to the nominating shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of common stock of the Company that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of common stock of the Company owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders. Nominations by beneficial owners of stock of the Company who are not record holders must be accompanied by evidence satisfactory to the Secretary of the Company showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures shall be deemed void. The credentials and qualifications of all nominees also are subject to review by the Board.

     Any proposal intended to be presented by a shareholder at the Company's 2011 Annual Meeting of Shareholders which is not a nomination to the Board must be presented to the Company in writing, and must be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to the 2011 Annual Meeting, which is expected to be held on May 10, 2011. Such notice shall include: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the 2011 Annual Meeting; (2) the name and address, as they appear on the Company's records, of the shareholder proposing such business; (3) the number of shares of the Company's common stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.

     In order for a shareholder proposal to be included in the proxy statement and form of proxy for the Company's 2011 Annual Meeting the proposal must be received by the Company not later than December 12, 2010 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. In addition, if the Company is not notified of a shareholder proposal by February 25, 2011 then the proxies held by management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

     Nominations and proposals should be addressed to Gary R. Kevorkian, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.


                       ANNUAL REPORT ON FORM 10-K REPORT

     The  financial  statements  of  the  Company  as  of and for the year ended
December 31, 2009 are contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on or before March 31, 2010. The Annual Report on Form 10-K is not to be considered as a part of this proxy soliciting material. Copies of the Company's Annual Report on Form 10-K will be forwarded without charge upon written request to Gary R. Kevorkian, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

          The Company intends to deliver one Proxy Statement to multiple shareholders of the Company sharing an address, unless we receive contrary instructions from one or more of such shareholders. Upon written or oral request we will provide a separate copy of the Company's Proxy Statement to a shareholder sharing an address with another shareholder to which a single copy of the Proxy Statement were sent. To request an additional copy of the Proxy Statement, please call the Company at (860) 408-5493 or write to us at SBT Bancorp, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248. In the future, if you wish to receive a separate copy of the Company's Proxy Statement, please call or write to us at the number and address listed above. Similarly, shareholders sharing an address who are receiving multiple copies of the Company's Proxy Statement and who wish to receive only one copy of these materials at their address can so request by contacting us at the same telephone number and address.

                              By  order  of  the  Board  of  Directors

                              /S/

Simsbury,  Connecticut        Gary  R.  Kevorkian,  Secretary
April  12,  2010

                               SBT BANCORP, INC.

                  Proxy for the Annual Meeting of Shareholders
                           to be held on May 11, 2010

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The  undersigned hereby constitutes and appoints Robert J. Bogino and David
W. Sessions and each of them acting alone, with full power of substitution, as Proxies to represent all shares of stock of SBT Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Simsbury Bank & Trust Company's main office, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 11, 2010 at 5:00 p.m., local time, and at any adjournment thereof.

     You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign, date and return this card.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE








[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. The Board of Directors unanimously   2. The Board of Directors unanimously
   recommends a "For" vote.                recommends a "For" vote. To ratify
   To elect the four Class II directors    the appointment of Shatswell, MacLeod
   each to serve a three year term:        & Co., P.C. as the Company's
   Nominees: Martin J. Geitz, Gary R.      independent auditors for the fiscal
   Kevorkian, Jerry W. Long and George     year ending December 31, 2010.
   B. Odlum, Jr., DMD
                                             FOR      AGAINST    ABSTAIN
                                             [ ]        [ ]        [ ]
         FOR     WITHHELD
         [ ]        [ ]                 3. The Board of Directors unanimously
      For: except vote withheld from       recommends a "For" vote. To approve,
      the following nominee(s)             on a non-binding basis, the
                                           compensation of the Company's named
   -----------------------------------     executive officers as determined by
                                           the Personnel Committee.

                                             FOR      AGAINST    ABSTAIN
                                             [ ]        [ ]        [ ]

                                        4. In their discretion, the Proxies, or
                                           either of them, are authorized to
                                           vote upon such other business as may
                                           properly come before the meeting.
                                           This Proxy, when properly executed,
                                           will be voted on behalf of the
                                           undersigned as directed herein by the
                                           undersigned shareholder. If no
                                           direction is made, this proxy will be
                                           voted "FOR" Proposals 1, 2 and 3.

Please sign exactly as your name appears hereon. Joint owners must both sign. Attorney, executor, administrator, trustee, or guardian must give full title as such. A corporation or partnership must sign in its name by authorized person.\

[ ] MARK HERE FOR ADDRESS CHANGE AND     [ ] MARK HERE IF YOU PLAN TO ATTEND
    MARK LABEL ACCORDINGLY                   THE MEETING

Signature:_______________ Date:______    Signature:________________ Date:______